UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 24, 2005

Digimarc Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-28317	94-3342784
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9405 SW Gemini Drive, Beaverton, Oregon		97008
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 469-4800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Digimarc Corporation (the “Company”) has previously filed with the Securities and Exchange Commission the forms of the individual notice of stock option award and stock option award agreement for the Company’s 1999 Stock Incentive Plan, as amended and restated (the “Plan”).   From time to time, the Company grants stock options to executive officers of the Company in accordance with, and pursuant to, the terms of the Plan and such option award notices and agreements.

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company previously reported that it had received a notice from the staff of The Nasdaq Stock Market, Inc. concerning the possible delisting of the Company’s securities from the Nasdaq National Market due to the Company having failed to comply with filing requirements for continued listing set forth in Marketplace Rule 4310(c)(14) following the Company’s delay in filing its Form 10-Q for the quarter ended September 30, 2004 beyond the Securities and Exchange Commission’s filing deadline of November 9, 2004.

On January 24, 2005, the Company received a notice from the Nasdaq Listing Qualifications Panel (the “Nasdaq Panel”) stating that the Nasdaq Panel had determined to continue the listing of the Company’s common stock on the Nasdaq National Market provided that the Company files its Form 10-Q for the quarter ended September 30, 2004 on or before February 15, 2005.  The Nasdaq Panel further conditioned continued listing of the Company’s common stock on the Nasdaq National Market upon the Company’s timely filing of all periodic reports with the Securities and Exchange Commission and Nasdaq for all reporting periods ending on or before December 31, 2005.  The Nasdaq Panel indicated that the filing of an extension request under Rule 12b-25 of the Securities Exchange Act of 1934 by the Company with respect to the filing deadlines of reports for periods ending on or before December 31, 2005 will not result in an automatic extension of these deadlines by Nasdaq.   The fifth character “E” will remain added to the Company’s trading symbol pending a determination by the Nasdaq Panel that the Company is fully compliant with Nasdaq’s filing requirement and has evidenced compliance with all other requirements for continued listing on the Nasdaq National Market.

Management of the Company expects that the Company will file its Form 10-Q for the quarter ended September 30, 2004 on or before February 15, 2005 in accordance with the terms of the Nasdaq Panel’s decision.

The Company issued a press release on January 27, 2005 regarding the Nasdaq Panel’s decision.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit No.	Description

10.1

Form of Notice of Stock Option Award and Stock Option Award Agreement for the Digimarc Corporation 1999 Stock Incentive Plan (incorporated by reference to Exhibit 99(d)(2) of the Company’s Schedule TO, as filed with the Securities and Exchange Commission on February 16, 2001).

99.1	Press Release issued by Digimarc Corporation, dated January 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION

Dated: January 27, 2005	By:	/s/ Michael McConnell
Michael McConnell
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1

Form of Notice of Stock Option Award and Stock Option Award Agreement for the Digimarc Corporation 1999 Stock Incentive Plan (incorporated by reference to Exhibit 99(d)(2) of the Company’s Schedule TO, as filed with the Securities and Exchange Commission on February 16, 2001).

99.1	Press Release issued by Digimarc Corporation, dated January 27, 2005.